UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2018

COGENTIX MEDICAL, INC.
(Exact Name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road
Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 426-6140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12n-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On March 11, 2018, Cogentix Medical, Inc., a Delaware corporation (the “Company”), LM US Parent, Inc., a Delaware corporation (“Parent”), and Camden Merger Sub, Inc., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the common stock, par value $0.01 per share, of the Company (the “Shares”) at a price of $3.85 per Share, net to the seller in cash, without interest and less any applicable withholding taxes (the “Offer Price”).  Subject to the terms and conditions of the Merger Agreement, following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation as a wholly owned subsidiary of Parent.

Subject to the terms and conditions of the Merger Agreement, the Offer will initially remain open for 20 business days from the date of commencement of the Offer. If at the scheduled expiration time of the Offer any of the conditions to the Offer have not been satisfied or waived, then Merger Sub will extend the Offer for one or more successive periods of 10 business days, until September 7, 2018 (or, if extended pursuant to the terms and conditions of the Merger Agreement, March 11, 2019), to permit the satisfaction of all Offer conditions.

In connection with, and concurrently with the execution of the Merger Agreement, Parent and Merger Sub executed a letter agreement (the “Letter Agreement”) with an affiliate, Laborie Medical Technologies Canada ULC, an unlimited liability company incorporated under the laws of British Columbia (“Laborie”).  Under the Letter Agreement, Laborie is providing an equity financing commitment for the transactions contemplated by the Merger Agreement, the aggregate proceeds of which, together with other cash and other sources of funds immediately available to Parent, will be sufficient for Parent to pay, or cause Merger Sub to pay, all the amounts they are required to pay under the Merger Agreement.  Under the terms of the Letter Agreement, Laborie is also providing a limited guarantee in favor of the Company, guaranteeing the payment obligations of Parent and Merger Sub under the Merger Agreement.

The obligation of Merger Sub to purchase Shares tendered in the Offer is subject to certain conditions, including, among others, the following: (i) the Company’s stockholders shall have validly tendered and not validly withdrawn in the Offer the number of Shares (not including any Shares tendered pursuant to guaranteed delivery procedures that have not yet been received by the depositary for the Offer in full settlement or satisfaction of such guarantee) which, when added to the Shares then owned by Merger Sub, would represent one Share more than one half of all Shares outstanding immediately prior to the time Merger Sub, for the first time, irrevocably accepts for payment Shares validly tendered and not withdrawn pursuant to the Offer (the “Offer Acceptance Time”) (the “Minimum Condition”) and (ii) those other conditions set forth in Annex I to the Merger Agreement.  The consummation of the Offer is not subject to any financing condition.

At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding (excluding (i) treasury Shares, (ii) Shares irrevocably accepted for payment by Merger Sub pursuant to the Offer or (iii) Shares held by a holder who has properly demanded appraisal and otherwise complied with the provisions of Section 262 of the Delaware General Corporation Law (the “DGCL”) and has not effectively withdrawn or lost such holder’s rights to appraisal (such shares being referred to collectively as the “Dissenting Shares”)) will be converted into the right to receive a cash amount equal to the Offer Price, without interest thereon (the “Merger Consideration”), subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement.

The Company has issued certain options to purchase Shares (the “Options”) under its incentive plans. At the Effective Time, each outstanding Option will be cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement) equal to the product of (i) the total number of Shares subject to such Option and (ii) the excess, if any, of the Merger Consideration over the exercise price of the Shares previously subject to such Option.

The Company has issued certain restricted Shares (“Restricted Shares”) under its incentive plans. At the Effective Time, each outstanding Restricted Share will be cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement) equal to the Merger Consideration payable in connection with the Restricted Shares.

The Merger will be governed by Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger.

The Merger Agreement includes customary representations, warranties and covenants of the parties customary for a transaction of this nature, including covenants (i) to as promptly as reasonably practicable effect all registrations, filings and submissions required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws with respect to the Offer and the Merger, (ii) for each of the parties to use their reasonable best efforts to take, or cause to be taken, all appropriate action to consummate and make effective the Offer, the Merger and the other transactions contemplated by the Merger Agreement, (iii) for the Company to conduct its business in the ordinary course and to be bound by customary restrictions relating to the operation of its business until the effective time of the Merger or termination of the Merger Agreement and (iv) for the Company not to solicit third party proposals relating to alternative transactions or provide information or enter into discussions in connection with alternative transactions, subject to exceptions to permit the board of directors of the Company (the “Company Board”) to comply with its fiduciary duties.

The Merger Agreement includes certain termination provisions for both the Company and Parent and provides that (i) in connection with the termination of the Merger Agreement under certain specified circumstances related to a change in the recommendation of the Company Board, the entry into an agreement for a superior proposal or the breach of certain of the Company’s covenants under the Merger Agreement, the Company may be required to pay Parent a termination fee of $8,365,000, which is equal to 3.5% of the aggregate equity value represented by the transaction, and (ii) in connection with the termination of the Merger Agreement under certain specified circumstances related to a governmental challenge to the transaction or a request to impose certain conditions as a condition to governmental approval or clearance of the transaction, Parent may be required to pay the Company a termination fee of either $14,340,000, which is equal to 6% of the aggregate equity value represented by the transaction or, in the case of such a termination by the Company within two business days of September 7, 2018 (or, if the end date in the Merger Agreement is extended, pursuant to the terms and conditions of the Merger Agreement, within two business days of March 11, 2019), $9,560,000, which is equal to 4% of the aggregate equity value represented by the transaction.

The Merger Agreement has been unanimously approved by the Company Board and the boards of directors of Parent and Merger Sub, and the Company Board has unanimously resolved to recommend that the holders of Shares tender their Shares in the Offer.

The foregoing summary does not purport to be complete and are subject to, and qualified in their entirety by the Merger Agreement, attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The Merger Agreement, and the foregoing descriptions of that agreements, has been included to provide investors and stockholders with information regarding the terms of the Merger Agreement.  They are not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in each agreement were or will be made only as of specified dates for the purposes of such agreements, were (except as expressly set forth therein) solely for the benefit of the parties to such agreements and may be subject to qualifications and limitations agreed upon by such parties.  In particular, in reviewing the representations, warranties and covenants contained in each agreement and discussed in the foregoing descriptions, it is important to bear in mind that such representations, warranties and covenants may have been negotiated with the principal purpose of allocating risk among the parties, rather than establishing matters as facts.  Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the Securities and Exchange Commission (the “SEC”).

Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or business.  Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.  The agreements should therefore not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the SEC.

Other Agreements

In connection with, and concurrently with the execution of, the Merger Agreement, certain of the Company’s stockholders, who collectively beneficially own approximately 60% of the outstanding Shares, executed tender and support agreements in favor of Parent and Merger Sub (the “Tender and Support Agreements”).  The Tender and Support Agreements provide, among other things, that such Company stockholders shall (i) validly tender all of their Shares in the Offer and (ii) vote against and not consent to any competing acquisition proposal, any extraordinary transaction involving the Company other than the Merger, or any corporate action that would frustrate, prevent or delay the transaction contemplated by the Merger Agreement. The Company stockholders party to the Tender and Support Agreements have also agreed not to withdraw tendered Shares unless Parent terminates the Offer in accordance with the terms of the Merger Agreement, or the Tender and Support Agreement has been terminated in accordance with its terms.  The Tender and Support Agreements provide that, in the event of a change in the recommendation of the Company Board or the termination of the Merger Agreement in certain circumstances related to, the entry into an agreement for a superior proposal, the number Shares covered by the Tender and Support Agreement will be reduced so that the Shares released from the obligations of the Tender and Support Agreements, together with a majority of the Shares held persons not party to a Tender and Support Agreement, will represent a majority of the Shares.  In event of the termination of the Merger Agreement under certain specified circumstances related to a change in the recommendation of the Company Board or the entry into an agreement for a superior proposal, the obligations under each Tender and Support Agreement will, subject to the provisions related to the reduction in number of Shares subject to that Tender and Support Agreement, survive for a period of six months following such termination.

Also in connection with, and concurrently with the execution of, the Merger Agreement, certain stockholders of the Company have executed restrictive covenant agreements with Parent and Merger Sub.  These agreements include, among other things, covenants regarding (i) non-solicitation of a specified group of the Company’s senior management and (ii) confidentiality.

The foregoing summary of the Tender and Support Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by the Tender and Support Agreements, attached hereto as Exhibit 99.1 and Exhibit 99.2, which are incorporated herein by reference.

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2018, the Company Board adopted an amendment to the Company’s Amended and Restated By-laws (the “Amendment”), which took effect upon adoption by the Company Board.  The Amendment provides that the exclusive forum for all internal corporate claims will be the Court of Chancery of the State of Delaware, or, in the event that the Court of Chancery does not have jurisdiction, the U.S. District Court for the District of Delaware shall be the sole and exclusive forum for such internal claims.

The foregoing summary is subject to, and qualified in its entirety to the Amendment, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.          Other Events.

On March 12, 2018, the Company issued a press release announcing its entry into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.3.  On March 12, 2018, the Company’s President and Chief Executive Officer sent an email communication to all of the Company’s employees regarding the entry into the Merger Agreement.  A copy of the email communication is attached hereto as Exhibit 99.4.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to the Company, including statements about the proposed acquisition of the Company by Parent.  Statements in this Current Report on Form 8-K that are not historical or current facts are forward-looking statements.  All forward-looking statements in this Current Report on Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements.  These forward-looking statements include, but are not limited to: statements regarding the planned completion of the Offer and the Merger; statements regarding the anticipated timing of filings and approvals relating to the Offer and the Merger; statements regarding the expected timing of the completion of the Offer and the Merger; statements regarding the ability to complete the Offer and the Merger considering the various closing conditions; and projected financial information.  The Company’s actual future results may differ materially from the Company’s current expectations due to the risks and uncertainties inherent in its business.  These risks include, but are not limited to: uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of the Company stockholders tendering their Shares into the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that potential stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the business of the Company, including the risks and uncertainties detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC, as well as the tender offer materials filed by Parent in connection with the Offer.

Accordingly, no assurances can be given as to whether the Offer and the Merger will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have.  Forward-looking statements speak only as of the date hereof and you are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Additional Information and Where to Find It

The Offer described in this Current Report on Form 8-K, the press release attached as Exhibit 99.3 to this Current Report on Form 8-K and the email communication attached as Exhibit 99.4 to this Current Report on Form 8-K has not yet commenced.  Neither this Current Report on Form 8-K nor the information incorporated herein by reference is an offer to purchase or a solicitation of an offer to sell any Shares or any other securities of the Company. On the commencement date of the Offer, Parent and Merger Sub, will file a tender offer statement on Schedule TO (“Schedule TO”), including an offer to purchase, a letter of transmittal and related documents, with the SEC.  At or around the same time, the Company will file a statement on Schedule 14D-9 (“Schedule 14D-9”) with the SEC.  Investors and security holders are urged to read, carefully and in their entirety, both the Schedule TO and the Schedule 14D-9 regarding the Offer, as each may be amended from time to time, and any other documents relating to the Offer that are filed with the SEC, when they become available because they will contain important information relevant to making any decision regarding tendering Shares. These materials will be sent free of charge to all stockholders of the Company when available.  In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov.  In addition, stockholders will be able to obtain a free copy of these documents (when they become available) at the Cogentix Medical, Inc. website at www.cogentixmedical.com.  References to the Company’s corporate website address in this Current Report on Form 8-K are intended to be inactive textual references only, and none of the information contained on the Company’s website is part of this report or incorporated in this report by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 11, 2018, by and among LM US Parent, Inc., Camden Merger Sub, Inc. and Cogentix Medical, Inc.
3.1	Amendment to Amended and Restated By-laws of Cogentix Medical, Inc.
99.1	Tender and Support Agreement, dated March 11, 2018, by and among LM US Parent, Inc., Camden Merger Sub, Inc. and Lewis C. Pell
99.2	Tender and Support Agreement, dated March 11, 2018, by and among LM US Parent, Inc., Camden Merger Sub, Inc. and Accelmed Growth Partners, L.P.
99.3	Press Release issued by Cogentix Medical, Inc., dated March 12, 2018
99.4	Email communication to employees of Cogentix Medical, Inc., dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENTIX MEDICAL, INC.

Date: March 12, 2018	By:	/s/ Brett Reynolds
	Name:	Brett Reynolds
	Title:	Sr. Vice President, Chief Financial Officer and Corporate Secretary